UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa	001-34700	42-0935283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 14, 2012, Casey’s General Stores, Inc. (the “Company”) held its 2012 annual meeting of shareholders (the “Annual Meeting”). In addition to the election of three Class II directors, two other proposals were acted upon at the Annual Meeting, each of which is described briefly below and in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”). The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as follows:

1. The following nominees for Class II directors were elected to serve three-year terms expiring in 2015 by a plurality of the votes cast at the Annual Meeting:

		Authority	Broker
Nominee	For	Withheld	Non-Votes
Kenneth H. Haynie	25,393,946	8,765,084	2,196,221
William C. Kimball	24,994,709	9,164,321	2,196,221
Richard A. Wilkey	25,004,462	9,154,568	2,196,221

2. The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending April 30, 2013 was ratified by a majority of the votes cast at the Annual Meeting:

			Broker
For	Against	Abstentions	Non-Votes
35,807,621	405,271	142,360	- 0 -

3. In an advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement, the compensation of the Company’s named executive officers was approved by a majority of the votes cast at the Annual Meeting:

			Broker
For	Against	Abstentions	Non-Votes
32,868,006	322,317	968,707	2,196,221

Item 7.01. Regulation FD Disclosure.

On September 17, 2012, Casey’s General Stores, Inc. (the “Company”) reported August 2012 same-store sales results for stores open for one full year. Same-store sales for prepared food and fountain increased 13.2%, and grocery and other merchandise increased 0.6% in August 2012 compared to August 2011.

Same-store gasoline gallons sold increased 0.5% in August 2012 compared to August 2011. The gasoline margin was above the Company’s fiscal 2013 goal of 14.0 cents per gallon. The average retail price of gasoline sold during August 2012 was $3.59 per gallon.

In addition, the prepared remarks delivered by the Chief Executive Officer and three other executive officers of the Company at the Annual Meeting are attached hereto as Exhibit 99.1 and incorporated by reference.

The information contained in this Item is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The exhibit accompanying this report is listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: September 17, 2012	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Description

99.1	Transcript of prepared remarks delivered at Annual Meeting of shareholders of Casey’s General Stores, Inc. on September 14, 2012.